SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

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ACRONGENOMICS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACRONGENOMICS, INC.

14, Rue Kleberg

CH-1201 Geneva, Switzerland

Notice of Annual Meeting of Stockholders

to be Held on September 13, 2006

To the Stockholders of ACRONGENOMICS, INC.:

NOTICE IS HEREBY GIVEN that ACRONGENOMICS, INC., a Nevada corporation, will hold its annual meeting of stockholders on Wednesday, September 13, 2006 at 10:30 a.m. (local time) at 14, Rue Kleberg CH-1201 Geneva, Switzerland (the “Meeting”).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

The Meeting is being held for the following purposes:

1.	To elect Platon Tzouvalis, Ronald Lizée and Dr. Manos Topoglidis to serve as directors of our Company;
2.	To ratify the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors of our
	Company for the	year ended December 31, 2006.

3.        To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on August 11, 2006 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

Constantine Poulios

President and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

3

ACRONGENOMICS, INC.

14, Rue Kleberg

CH-1201 Geneva, Switzerland

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, September 13, 2006 at 10:30 a.m. (local time), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 21, 2006 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us”, “our” and “Acrongenomics” refer to Acrongenomics, Inc.

GENERAL INFORMATION

Corporate Overview

Acrongenomics, Inc., a Nevada corporation, is a research and development company. Initially, we focused our research and development efforts in the Molecular Invitro Diagnostic sector. In the year ended December 31, 2004, we acquired certain patent and patent applications through the issuance of 4,000,000 shares of common stock to Dr. Leftheris Georgakopoulos, who became our President. This acquisition provided our company with our first potential product known as the EP-CAM™ Detection Kit, which is a molecular diagnostic test for signs of certain types of cancer. We also entered into an arrangement with Euro Genet Inc., a Greek research company located in Athens, Greece, to conduct research on related technologies. We currently own patents for the EP-CAM Detection Kit™ and have patent applications for other related technologies.

We estimate that our molecular diagnostics technology would require several more years of high-level research before a product or process could be developed that might be of interest to pharmaceutical companies. We do not currently have the qualified personnel that could devote the amount of hours that would be required by such a research program. We also would likely require partnerships with university research facilities to properly conduct the necessary research.

Because of these concerns relating to the research and development program of our molecular diagnostics technology, in early 2006, our Board of Directors decided that to devote 100% of our attention and efforts to the program for the next two to three years would involve too much risk. The Board decided that it was necessary for our company to diversify its research activities.

On May 22, 2006, we signed a Development Agreement with Molecular Vision Limited, a research company registered in London, England. Molecular Vision Limited, is developing a technology platform combining micro-fluidics with an optical detection system based on polymer Light Emitting Diodes (commonly referred to as pLED) to deliver potentially affordable, intelligent and readily portable point-of-care medical diagnostic devices. We have named this technology platform combining microfluidics and pLED “BioLED Technology”. Under our Development Agreement with Molecular Vision Limited, we acquired the exclusive rights to commercialize the existing intellectual properties related to the BioLED Technology and have first rights of refusal to develop any additional applications that emerge from further research.

On February 13, 2006, after the resignation of Dr. Leftheris Georgakopoulos, we entered into an agreement with him, for the return of the 4,000,000 shares of our common stock in exchange for a royalty of fifty percent (50%) over any revenue that we generate from our future products based on certain patents regarding our molecular diagnostic technologies.

On February 14, 2006, we appointed Mr. Constantine Poulios, LL.M. as President. Mr. Poulios had been serving as a member of our Board of Directors and as a Vice President for our company since July 6, 2004. As of the same date, we also appointed Mr. Platon Tzouvalis, MSc., as Vice President and as a member of our Board of Directors. Later on February 24, 2006, we appointed Dr. Manos Topoglidis as our Chief Technology Officer, member of our Board of Directors and our Scientific Advisory Board.

Annual and Quarterly Reports

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and our quarterly report on Form 10-QSB for the quarterly period ended June 30 2006, as filed with the SEC may be obtained by shareholders without charge by written or oral request to Acrongenomics, Inc. Investor Relations 14, Rue Kleberg, CH-1201, Geneva, Switzterland Ph. 01141 22 71 65 300 or they may be accessed on the Internet at www.sec.gov.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on August 11, 2006. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the August 11, 2006 record date, there were 13,824,123 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, the Pacific Stock Transfer Company, 500 E. Warm Springs Road #240, Las Vegas, NV. 89119 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the August 11, 2006 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $2,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles of Merger, or our bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the shares can be recognized and acted upon at the Annual Meeting. If shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder's name on the records of our company. Such shares will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks.) Beneficial Stockholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States. ADP typically applies a special sticker to proxy forms, mail those forms to the Beneficial Stockholders. Beneficial Stockholders should return the proxy forms to ADP for the United States. ADP then tabulate the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy cannot use that proxy to vote shares directly at the Annual Meeting – the proxy must be returned to ADP, as the case may be, well in advance of the Annual Meeting in order to have their shares voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Annual Meeting as proxyholder for the registered stockholder and vote the shares in that capacity. Beneficial Stockholders who wish to attend at the Annual Meeting and indirectly vote their shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Annual Meeting and vote his or her shares.

PROPOSALS

Proposal 1 - Election Of Directors

The nominees for election at the Meeting to fill the positions on the Board are Platon Tzouvalis, Manos Topoglidis and Ronald Lizée.

The Board unanimously recommends a vote “FOR” the nominees: Platon Tzouvalis, Manos Topoglidis and Ronald Lizée. All of the nominees are currently serving as directors of our company.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On January 21, 2005, Amisano Hanson, Chartered Accountants was first engaged as our principal accountant to audit our financial statements.

The Board also selected Amisano Hanson, Chartered Accountants as our independent auditors for the fiscal year ended December 31, 2006, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Amisano Hanson, Chartered Accountants as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Amisano Hanson, Chartered Accountants to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Amisano Hanson, Chartered Accountants are compatible with maintaining the principal accountant’s independence.

Representatives of Amisano Hanson, Chartered Accountants are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Amisano Hanson, Chartered Accountants as our independent auditors for the fiscal year ended December 31, 2006.

For further information, please refer to the heading below “Independent Public Accountants”.

DIRECTORS AND EXECUTIVE OFFICERS

Our bylaws provide for our Board to consist of at least one director and no more than twelve directors. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a Board of four directors.

If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

The current Board of Directors has fixed the number of authorized directors, following the election of directors at the Meeting, at three. Thus, there are three directors to be elected for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2007 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

The nominees, each of whom have served as a Director of the Corporation during 2005 to the date of this Proxy Statement, are as follows:

Name	Position Held with our Company	Age	Date First Elected or Appointed

Platon Tzouvalis	Director, Vice President, Chief Operating Officer	41	February 14, 2006
Ronald Lizée	Director, Chief Financial Officer	48	June 4, 2004
Dr. Manos Topoglidis	Director, Chief Technology Officer	32	February 24, 2006

We have not adopted a formal policy with respect to the members of our Board attending the Meeting.

The following is a brief biographical summary for each person nominated for election to the Board.

Platon Tzouvalis MSc

Vice President, Chief Operating Officer

Mr. Tzouvalis, 41, was appointed Vice President of Acrongenomics, Inc. on February 14th, 2006. As a Biochemist and ex-Abbott Laboratories Associate, he is an experienced pharmaceutical industry professional. He has been a member of Acrongenomics' Scientific Advisory Board since May 2004. His expertise lies in the areas of Quality Control, Operational Procedures as well as Pharmaceutical Product and Process Improvement. He received his B.Sc. Degree in Biochemistry from the University of Illinois in 1990 and his Master's Degree in the same field from DePaul University at Chicago in 1995. Mr. Tzouvalis' earlier career includes working as a Research Chemist in collaboration with the University of Illinois at Chicago, holding the position of Research and Development Chemist at SynQuest, Inc. and as Advanced Quality Assurance Specialist of Organic Operations and then Project Manager in Bioanalytical Quality Assurance for Abbott Laboratories. Mr. Tzouvalis has also been awarded with the Abbott Diagnostics Division Science Award of 2002 as part of the Organic Operation Remediation Team.

Ron Lizée B.Comm. CGA. CFP

Chief Financial Officer

Mr. Lizee , 48, was appointed Chief Financial Officer of Acrongenomics in 2004. Mr. Lizee is the owner/operator of Lizee Gauthier, Certified General Accountants where he has practiced since 1982. Mr.. Lizee has over 25 years experience in the fields of tax, accounting and auditing. He graduated from the University of Saskatchewan in 1981 with a B.Com, Accounting and gained his CGA in 1987, and CFP in 1993. Mr.Lizee has experience in financial management within public companies having served as a director and CFO during 1995 and 1999 and he is the owner and CEO of a franchise chain operating in several Canadian provinces.

Manos Topoglidis PhD

Chief Technology Officer

Dr. Topoglidis, 32, was appointed to the Board of Directors and Scientific Advisory Board on February 24, 2006 as Chief Technology Officer. He received his Bachelor’s of Science from King’s College (University of London) in 1996, his MSc in Biochemistry from Imperial College London in 1997 and his Ph.D. in Chemistry (Biosensors and Nanomaterials) from Imperial College London in 2001. His research interests and expertise lie in the areas of Biosensors, Nanomaterials, Biotechnology and Nanotechnology. He has worked as a research fellow at the Center of Electronic Materials and Devices of Imperial College London and as manager of European and National programs at the MESL laboratory of the National Centre for Scientific Research, Demokritos in Athens. He is a member of the Electrochemical and British Biochemical Societies. Dr. Topoglidis has impressive experience leading international research teams in academia to unlock nanotechnology solutions. He ranks among the first to extensively research the use of nanoporous surfaces for biosensing applications and has written numerous original nanotechnology-related publications, which have been cited worldwide.

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD RECOMMENDS

THAT YOU VOTE FOR EACH OF THE NOMINEES

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, during the last fiscal year we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers or control persons has had or will have a direct or indirect material interest.

On February 13, 2006, with the resignation of our former President, Dr. Leftheris Georgakopoulos, the Company entered into an agreement with Dr. Leftheris Georgakopoulos for the re-acquisition of 4,000,000 shares of common stock in exchange for a royalty of fifty percent (50%) over any revenue that the Company generates from the Nano-Jeta technology. The Company has returned the 4,000,000 shares of common stock to treasury.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

Conduct of Business

The Board held no formal meetings during the year ended December 31, 2005. All proceedings of the Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the Bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee

Our Board has determined that it does not have a member that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

The Board of Directors does not at this time have an Audit Committee. We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to the Company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2005, all filing requirements applicable to its officers, directors and greater

EXECUTIVE COMPENSATION

Following are the particulars of compensation paid or accruing to our officers, as a group, for our last three fiscal years ended.

SUMMARY COMPENSATION TABLE

The Corporation does not pay non-officer directors for their services as such, nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

Name and Principal Position	Year	Annual Compensation			Long Term Compensation (1)			All Other Compen- sation
		Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Awards		Payouts
					Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)
Jack Morgan(2) President, Secretary and Treasurer	2005 2004 2003	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
W. Scott Lawler(3) (6)President, Secretary and Treasurer	2005 2004 2003	Nil Nil N/A	Nil $15,000 N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A

Rick Walchuk(4) CEO and Secretary	2005 2004 2003	N/A $28,160 Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil
Ron Lizée, CFO (7)	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A
Eleftherios(5) Georgakopoulos,President	2005 2004 2003	N/A 5,481 Nil	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2) served as a director and officer from August, 1999 to February, 2004.

(3) served as a director from February, 2004 to August, 2004 and officer from February 2004 to April, 2004.

(4) served as a director and officer from April, 2004 to August, 2004.

(5) served as a director and officer from April, 2004 to February, 2006.

(6) Mr. Lawler’s compensation was paid to his consulting firm, International Securities Group Ltd.

(7) served as an officer from June 2004 to present.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors receive stock options to purchase common stock as awarded by our Board or a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our directors or officers.

Option/SAR Grants in the last fiscal year

We did not issue any stock options to our directors or officers during the year ended December 31, 2005.

Name	Number of Securities Underlying Options/ SARs Granted (#)(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Jack Morgan President, Secretary and Treasurer	Nil	N/A	N/A	N/A
W. Scott Lawler President, Secretary and Treasurer	Nil	N/A	N/A	N/A
Rick Walchuk CEO and Secretary	Nil	N/A	N/A	N/A
Ron Lizee, CFO	Nil	N/A	N/A	N/A
Constantine Poulios, President(2)	Nil	N/A	N/A	N/A
Eleftherios Georgakopoulos, President (1)	Nil	N/A	N/A	N/A

(1) served as a director and officer from April, 2004 to February, 2006.

(2) On February 14, 2006, we appointed Mr. Constantine Poulios as President. Mr. Poulios had been serving as a member of our Board of Directors and as a Vice President for our company since July 6, 2004.

The following table sets forth for each director and officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005.

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End(1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jack Morgan President, Secretary and Treasurer	Nil	Nil	Nil	Nil	N/A	N/A
W. Scott Lawler President, Secretary and Treasurer	Nil	Nil	Nil	Nil	N/A	N/A
Rick Walchuk CEO and Secretary	Nil	Nil	Nil	Nil	N/A	N/A
Ron Lizee CFO	Nil	Nil	Nil	Nil	N/A	N/A

Constantine Poulios President(3)	Nil	Nil	Nil	Nil	N/A	N/A
Eleftherios Georgakopoulos, President (2)	Nil	Nil	Nil	Nil	N/A	N/A

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the individual's options.

(2) served as a director and officer from April, 2004 to February, 2006.

(3) On February 14, 2006, we appointed Mr. Constantine Poulios as President. Mr. Poulios had been serving as a member of our Board of Directors and as a Vice President for our company since July 6, 2004.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on August 11, 2006 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of August 11, 2006, we had approximately 13,824,123 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Ronald Lizée Chief Financial Officer, Secretary and Director 202-3550 Taylor Street East Saskatoon, Sask S7H 5H9	0	0%
Constantine D. Poulios President and Director 38A Posidonos 17455Alimos Athens, Greece	0	0%
Mr. Platon Tzouvalis, Vice President and Director 38A Posidonos 17455Alimos Athens, Greece	6,300	<1%
Dr. Manos Topoglidis Chief Technology Officer and Director 38A Posidonos 17455Alimos Athens, Greece	0	0%
Directors and Executive Officers as a Group	6,300	<1%

(1) Based on 13,824,123 shares of Common Stock outstanding as of August 11, 2006. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

INDEPENDENT PUBLIC ACCOUNTANTS

Amisano Hanson, Chartered Accountants was engaged on January 21, 2005 as our principal accountant to audit our financial statements. Amisano Hanson audited our financial statements for the years ending on December 31 2005.

We do not expect anyone from Amisano Hanson to be present at the Meeting or to be available to respond to any questions. If anyone from Amisano Hanson does attend the Meeting, they will have the opportunity to make a statement if they desire to do so.

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current independent public accountants have provided audit and other services during the fiscal years ended December 31, 2005 and 2004 as follows:

	Amisano Hanson Chartered Accountants Fiscal
	2005	2004
Audit Fees	$62,304	$11,443
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$62,304	$11,443

We do not use Amisano Hanson, Chartered Accountants for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Amisano Hanson, Chartered Accountants to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules requiring that before Amisano Hanson, Chartered Accountants is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (the function of which is provided by our entire Board); or

- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Amisano Hanson, Chartered Accountants and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Amisano Hanson, Chartered Accountant's independence.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2007 proxy statement, your proposal must be received by us no later than August 1, 2007, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2007 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than August 1, 2007. While the Board will consider stockholder proposals, we reserve the right to omit from our 2007 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

ANNUAL REPORT AND QUARTERLY REPORT

Our annual report on Form 10-KSB for the year ended December 31, 2005 and our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2006 are enclosed with this proxy statement.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND QUARTERLY REPORT

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2006, as filed with the SEC may be obtained by shareholders without charge by written or oral request to Acrongenomics, Inc. Investor Relations 14, Rue Kleberg, CH-1201, Geneva, Switzerland Ph: 01141 22 71 65 300 or they may be accessed on the Internet at www.sec.gov.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Constantine Poulios

Constantine Poulios

President and Director

Dated: August 21, 2006

Geneva, Switzerland

PROXY CARD

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ACRONGENOMICS, INC.

TO BE HELD AT the 14, Rue Kleberg CH-1201 Geneva, Switzerland

on Wednesday, September 13th, 2006 at 10:30 a.m. (local time)

(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Ronald Lizée, a director and officer of the Company, or failing this person, Platon Tzouvalis, a director and officer of the Company, or in the place of the foregoing, _____________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Ronald Lizée and Platon Tzouvalis as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Acrongenomics, Inc.(the "Company") held of record by the undersigned on August 11, 2006, at the Annual Meeting of Stockholders to be held at 14, Rue Kleberg CH-1201 Geneva, Switzerland, on September 13, 2006, or any adjournment thereof.

☐ Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by Monday, September 11, 2006 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1: Election of Directors Nominees:
Platon Tzouvalis	☐	☐
Ronald Lizée	☐	☐
Dr. Manos Topoglidis	☐	☐
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of Amisano Hanson, as independent auditors	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.	Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

6. If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the Scrutineer before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Pacific Stock Transfer Company, by mail or by fax, at any time up to and including 10:30 a.m. (local time) on Monday, September 11, 2006, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Pacific Stock Transfer Company

500 E. Warm Springs Road #240

Las Vegas, NV. 89119

(702) 361-3033 (tel)

(702) 433-1979 (fax)